UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  January 1, 2010

China Clean Energy Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-126900	87-0700927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sterling Circle Suite 204 Wheaton, Illinois	60187
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (224) 402-3270

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant’s Certifying Accountant.

Previous Independent Registered Public Accounting Firm

We were notified that, effective January 1, 2010, certain partners of Moore Stephens Wurth Frazer and Torbet, LLP (“Moore Stephens”) and Frost, PLLC (“Frost”) formed Frazer Frost, LLP (“Frazer Frost”), a new public accounting firm.  Pursuant to the terms of a combination agreement by and among Moore Stephens, Frazer Frost and Frost (the “Combination Agreement”), each of Moore Stephens and Frost contributed all of their assets and certain of their liabilities to Frazer Frost, resulting in Frazer Frost assuming Moore Stephens’ engagement letter with us and becoming our new independent accounting firm.  Frazer Frost is currently registered with Public Company Accounting and Oversight Board.  Effective January 1, 2010, our board of directors dismissed Moore Stephens as our independent registered public accounting firm.

As previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2008, on April 9, 2008 we had appointed Moore Stephens as our new independent accounting firm to perform auditing services commencing with the fiscal year ending December 31, 2008.

Moore Stephens’ report with respect to our financial statements for the fiscal year ended December 31, 2008 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal year ended December 31, 2008 and through the date of our dismissal of Moore Stephens, there have been no disagreements with Moore Stephens on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Moore Stephens would have caused Moore Stephens to make reference thereto in its report on our financial statements for the fiscal year ended December 31, 2008.

There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal year ended December 31, 2008 and through the date of our dismissal of Moore Stephens.

We provided Moore Stephens with a copy of the above disclosure and requested a letter from Moore Stephens stating whether or not Moore Stephens agrees with this disclosure. A copy of the letter received by us is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

Effective January 1, 2010, we appointed Frazer Frost as our new independent accounting firm to perform auditing services commencing with the fiscal year ending December 31, 2009.

During the fiscal year ended December 31, 2008 and through the date of our dismissal of Moore Stephens, neither we nor anyone acting on our behalf had consulted with Frazer Frost regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Moore Stephens Wurth Frazer and Torbet, LLP, dated January 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA CLEAN ENERGY INC.

Dated: January 14, 2010	By: /s/ Tai-Ming Ou
Name: Tai-Ming Ou
Title: CEO